SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 23, 2009

Date of Report (Date of earliest event reported)

Duke Mountain Resources, Inc

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

333-140177

(Commission File Number)

98-0503336

(I.R.S. Employer Identification No.)

6805 Sundance Trail, Riverside, California 92506

(Address of principal executive offices)

(951) 907-9911

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

On October 20 2009, Mr. Mike Patton resigned from the Board of Directors of the Company, effective immediately. Mr. Patton indicated that his decision to resign was based on personal and professional reasons. His resignation was not the result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Duke Mountain Resources, Inc.

/s/ David Gamache

David Gamache

President, CEO & CFO

Date: October 23, 2009